DRIVING GROWTH

NASDAQ: HILL

dot HILL®

30 YEARS

Second Quarter 2014 Earnings Call

August 7, 2014

Safe Harbor

Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the third quarter of 2014. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the third quarter of 2014 may be different from the financial guidance provided in the presentation; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

About Non-GAAP Financial Measures

The Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier's defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company's GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this investor presentation and in previous filings with the SEC.

About Segment Financial Reporting

The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, Dell, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company's products into solutions for their customers. The Company sells to these customers through both Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Markets customers include Teradata, CGG, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia Siemens. The Corporate segment consists primarily of "platform costs" that support both the Server OEM and Vertical Markets segments.

Q2'14 Non-GAAP Segment Financial Results

	Q2'14	Q2'13	Q1'14	YoY Change	QoQ Change
REVENUE ($M)					
Total Server OEM	$ 27.7	$ 30.0	$ 26.5	-7.6%	4.4%
Total Vertical Markets	$ 20.8	$ 21.3	$ 22.4	-2.5%	-7.1%
Total Net Revenue	$ 48.4	$ 51.2	$ 48.9	-5.5%	-0.9%
GROSS PROFIT ($M)					
Total Server OEM	$ 7.2	$ 8.6	$ 6.5	-16.4%	10.8%
Total Vertical Markets	$ 9.3	$ 9.2	$ 9.7	0.9%	-4.5%
Total Gross Profit	$ 16.4	$ 17.8	$ 16.2	-7.4%	1.6%
GROSS MARGIN (%)					
Total Server OEM	25.9%	28.6%	24.4%	-270 bps	+150 bps
Total Vertical Markets	44.7%	43.2%	43.4%	+150 bps	+120 bps
Gross Margin %	33.9%	34.7%	33.1%	-70 bps	+80 bps
SALES & MARKETING ($M)					
Total Server OEM	$ 0.5	$ 0.6	$ 0.5	-6.8%	13.5%
Total Vertical Markets	$ 2.4	$ 2.0	$ 2.2	23.9%	10.5%
Corporate	$ 0.8	$ 0.6	$ 0.5	33.2%	52.1%
Total Sales & Marketing	$ 3.7	$ 3.1	$ 3.2	20.2%	17.7%

Q2'14 Non-GAAP Segment Financial Results

	Q2'14	Q2'13	Q1'14	YoY Change	QoQ Change
CONTRIBUTION MARGIN ($M)					
Total Server OEM	$ 6.6	$ 8.0	$ 6.0	-17.0%	10.5%
Total Vertical Markets	$ 6.8	$ 7.2	$ 7.5	-5.4%	-8.9%
Corporate	$ (0.8)	$ (0.6)	$ (0.5)	33.2%	52.1%
Total Contribution Margin	$ 12.7	$ 14.6	$ 13.0	-13.3%	-2.3%
CONTRIBUTION MARGIN (%)					
Total Server OEM	24.0%	26.7%	22.7%	-270 bps	+130 bps
Total Vertical Markets	33.0%	34.0%	33.6%	-100 bps	-60 bps
Contribution Margin %	26.2%	28.6%	26.6%	-240 bps	-40 bps
CORPORATE EXPENSES ($M)					
Research and Development	$ 9.0	$ 8.7	$ 9.2	3.2%	-2.0%
General and Administrative	$ 2.4	$ 2.4	$ 2.8	-1.9%	-15.0%
Total Corporate Expenses	$ 11.4	$ 11.1	$ 12.0	2.1%	-5.0%
OPERATING INCOME (LOSS)($M)					
Total Server OEM	$ 6.6	$ 8.0	$ 6.0	-17.0%	10.5%
Total Vertical Markets	$ 6.8	$ 7.2	$ 7.5	-5.4%	-8.9%
Corporate	$ (12.2)	$ (11.7)	$ (12.5)	3.7%	-2.7%
Total Operating Income	$ 1.3	$ 3.5	$ 1.0	-62.1%	29.0%

Trailing 12 Mos. Non-GAAP Revenue ($M)

	Q3 2013 – Q2 2014	Q3 2012 – Q2 2013	Period Over Period Change
Server OEM Non-GAAP Net Revenue	$ 130.4	$ 132.5	-1.6%
Vertical Markets Non-GAAP Net Revenue	$ 79.5	$ 58.0	37.1%
Non-GAAP Net Revenue	$ 209.9	$ 190.5	10.2%

DRIVING GROWTH

NASDAQ: HILL

dot HILL®

30 YEARS

Appendix: Reconciliation of GAAP to Non-GAAP Financial Measures

Q2'14 Unaudited Reconciliation of Non-GAAP Measures ($K)

	Q2'13	Q1'14	Q2'14
GAAP net revenue from continuing operations	$ 50,683	$ 48,207	$ 48,222
GAAP revenue from discontinued operations	2	-	-
GAAP net revenue from continuing and discontinued operations	$ 50,685	$ 48,207	$ 48,222
AssuredUVS revenue	(2)	-	-
Long-term software contract royalties	550	653	203
Issuance of warrant to customer	-	-	-
Non-GAAP net revenue	$ 51,233	$ 48,860	$ 48,425
GAAP gross profit from continuing operations	$ 17,007	$ 15,265	$ 16,023
GAAP gross margin % from continuing operations	*33.6%*	*31.7%*	*33.2%*
GAAP gross profit (loss) from discontinued operations	(9)	-	-
GAAP gross profit from continuing and discontinued operations	$ 16,998	$ 15,265	$ 16,023
GAAP gross margin % from continuing and discontinued operations	*33.5%*	*31.7%*	*33.2%*
Stock-based compensation	83	64	95
Severance costs	-	73	2
Power supply component failures	32	-	-
AssuredUVS revenue	(2)	-	-
AssuredUVS expenses	11	-	-
Long-term software contract royalties	550	653	203
Long-term software contract costs	89	123	117
Intangible asset impairment	-	-	-
Intangible asset amortization	-	-	-
Non-GAAP gross profit	$ 17,761	$ 16,178	$ 16,440
Non-GAAP gross margin %	*34.7%*	*33.1%*	*33.9%*
GAAP sales and marketing expenses from continuing operations	$ 3,187	$ 3,294	$ 3,843
GAAP contribution margin from continuing operations	$ 13,820	$ 11,971	$ 12,180
GAAP contribution margin % from continuing operations	*27.3%*	*24.8%*	*25.3%*
Stock-based compensation	(72)	(72)	(99)
Severance costs	-	(42)	-
Non-GAAP sales and marketing expenses	$ 3,115	$ 3,180	$ 3,744
Non-GAAP contribution margin	$ 14,646	$ 12,998	$ 12,696
Non-GAAP contribution margin %	*28.6%*	*26.6%*	*26.2%*

Q2'14 Unaudited Reconciliation of Non-GAAP Measures ($K)

	Q2'13	Q1'14	Q2'14
GAAP operating expenses from continuing operations	$ 14,862	$ 15,668	$ 16,034
GAAP operating expenses from discontinued operations	3	-	-
GAAP operating expenses from continuing and discontinued operations	$ 14,865	$ 15,668	$ 16,034
Currency (loss) gain	(18)	73	28
Stock-based compensation	(606)	(514)	(959)
AssuredUVS expenses	(5)	-	-
Long-term software contract deferred costs	6	-	-
Restructuring recoveries	-	-	-
Legal fees related to power supply component failure	(1)	-	-
Severance costs	-	(83)	-
Non-GAAP operating expenses	$ 14,241	$ 15,144	$ 15,103
GAAP net income (loss) from continuing operations	$ 2,089	$ (412)	$ (78)
GAAP net loss from discontinued operations	(12)	-	-
GAAP net income (loss) from continuing and discontinued operations	$ 2,077	$ (412)	$ (78)
Currency loss (gain)	18	(73)	(28)
Stock-based compensation	689	578	1,054
Restructuring recoveries	-	-	-
Power supply component failures	33	-	-
AssuredUVS expenses	16	-	-
AssuredUVS revenue	(2)	-	-
Other income	-	(10)	(17)
Long-term software contract royalties	550	653	203
Long-term software contract costs	89	123	117
Long-term software contract deferred costs	(6)	-	-
Intangible asset impairment	-	-	-
Severance costs	-	156	2
Non-GAAP net income	$ 3,464	$ 1,015	$ 1,253
Non-GAAP net income per share			
Basic and diluted	$ 0.06	$ 0.02	$ 0.02
Weighted average shares used to calculate net income per share:			
Basic	58,384	59,678	60,159
Diluted	58,797	63,912	63,806
Non-GAAP net income	$ 3,464	$ 1,015	$ 1,253
Interest expense less AssuredUVS	8	18	4
Income tax expense	49	1	74
Depreciation less AssuredUVS	757	959	932
Non-GAAP EBITDA	$ 4,278	$ 1,993	$ 2,263

Q2'14 GAAP to Non-GAAP Revenue Reconciliation ($K)

	Q2'13	Q1'14	Q2'14
GAAP net revenue from continuing operations	$ 50,683	$ 48,207	$ 48,222
GAAP revenue from discontinued operations	2	-	-
GAAP net revenue from continuing and discontinued operations	$ 50,685	$ 48,207	$ 48,222
AssuredUVS revenue	(2)	-	-
Long-term software contract royalties	550	653	203
Non-GAAP net revenue	$ 51,233	$ 48,860	$ 48,425

Q2'14 GAAP to Non-GAAP Gross Profit Reconciliation ($K, except %)

dot HILL®

	Q2'13	Q1'14	Q2'14
GAAP gross profit from continuing operations	$ 17,007	$ 15,265	$ 16,023
GAAP gross margin % from continuing operations	*33.6%*	*31.7%*	*33.2%*
GAAP gross profit (loss) from discontinued operations	(9)	-	-
GAAP gross profit from continuing and discontinued operations	$ 16,998	$ 15,265	$ 16,023
GAAP gross margin % from continuing and discontinued operations	*33.5%*	*31.7%*	*33.2%*
Stock-based compensation	83	64	95
Severance costs	-	73	2
Power supply component failures	32	-	-
AssuredUVS revenue	(2)	-	-
AssuredUVS expenses	11	-	-
Long-term software contract royalties	550	653	203
Long-term software contract costs	89	123	117
Non-GAAP gross profit	$ 17,761	$ 16,178	$ 16,440
Non-GAAP gross margin %	*34.7%*	*33.1%*	*33.9%*

Q2'14 GAAP to Non-GAAP Server OEM Reconciliation ($K)

	Q2'13	Q1'14	Q2'14
Server OEM GAAP net revenue from continuing operations	$ 29,400	$ 25,854	$ 27,463
Long-term software contract royalties	550	653	203
Server OEM non-GAAP net revenue	$ 29,950	$ 26,507	$ 27,666
Server OEM GAAP gross profit from continuing operations	$ 7,843	$ 5,604	$ 6,783
Server OEM GAAP gross margin % from continuing operations	*26.7%*	*21.7%*	*24.7%*
Stock-based compensation	52	41	59
Severance costs	-	47	2
Power supply component failures	32	-	-
Long-term software contract royalties	550	653	203
Long-term software contract costs	89	123	117
Server OEM non-GAAP gross profit	$ 8,566	$ 6,468	$ 7,164
Server OEM non-GAAP gross margin %	*28.6%*	*24.4%*	*25.9%*
Server OEM GAAP sales and mktg expenses from continuing operations	$ 573	$ 482	$ 541
Server OEM GAAP contribution margin from continuing operations	$ 7,270	$ 5,122	$ 6,242
Server OEM GAAP contribution margin % from continuing operations	*24.7%*	*19.8%*	*22.7%*
Stock-based compensation	(15)	(15)	(21)
Severance costs	-	(9)	-
Server OEM non-GAAP sales and marketing expenses	$ 558	$ 458	$ 520
Server OEM non-GAAP contribution margin	$ 8,008	$ 6,010	$ 6,644
Server OEM non-GAAP contribution margin %	*26.7%*	*22.7%*	*24.0%*
Server OEM GAAP operating income for continuing operations	$ 7,270	$ 5,122	$ 6,242
Stock-based compensation	67	56	80
Severance costs	-	56	2
Power supply component failures	32	-	-
Long-term software contract royalties	550	653	203
Long-term software contract costs	89	123	117
Server OEM non-GAAP operating income	$ 8,008	$ 6,010	$ 6,644

Q2'14 GAAP to Non-GAAP Vertical Markets Reconciliation ($K)

	Q2'13	Q1'14	Q2'14
Vertical Markets GAAP net revenue from continuing operations	$ 21,283	$ 22,353	$ 20,759
GAAP Revenue from discontinued operations	2	-	-
Vertical Markets GAAP net revenue from continuing and discontinued operatio	$ 21,285	$ 22,353	$ 20,759
AssuredUVS revenue	(2)	-	-
Vertical Markets non-GAAP net revenue	$ 21,283	$ 22,353	$ 20,759
Vertical Markets GAAP gross profit from continuing operations	$ 9,164	$ 9,661	$ 9,240
Vertical Markets GAAP gross margin % from continuing operations	*43.1%*	*43.2%*	*44.5%*
Vertical Markets GAAP gross profit (loss) from discontinued operations	(9)	-	-
Vertical Markets GAAP gross profit from continuing and discontinued ops	$ 9,155	$ 9,661	$ 9,240
Vertical Markets GAAP gross margin % from continuing and discontinued operations	*43.0%*	*43.2%*	*44.5%*
Stock-based compensation	31	23	36
Severance costs	-	26	-
AssuredUVS revenue	(2)	-	-
AssuredUVS expenses	11	-	-
Vertical Markets non-GAAP gross profit	$ 9,195	$ 9,710	$ 9,276
Vertical Markets non-GAAP gross margin %	*43.2%*	*43.4%*	*44.7%*
Vertical Markets GAAP sales and marketing expenses from continuing operatio	$ 1,996	$ 2,254	$ 2,478
Vertical Markets GAAP contribution margin from continuing operations	$ 7,168	$ 7,407	$ 6,762
Vertical Markets GAAP contribution margin % from continuing operations	*33.7%*	*33.1%*	*32.6%*
Stock-based compensation	(33)	(33)	(45)
Severance costs	-	(19)	-
Vertical Markets non-GAAP sales and marketing expenses	$ 1,963	$ 2,202	$ 2,433
Vertical Markets non-GAAP contribution margin	$ 7,232	$ 7,508	$ 6,843
Vertical Markets non-GAAP contribution margin %	*34.0%*	*33.6%*	*33.0%*
Vertical Markets GAAP operating income for continuing operations	$ 7,168	$ 7,407	$ 6,762
Vertical Markets GAAP operating loss for discontinued operations	(9)	-	-
Vertical Markets GAAP operating income for continuing & discontinued ops	$ 7,159	$ 7,407	$ 6,762
Stock-based compensation	64	56	81
Severance costs	-	45	-
AssuredUVS revenue	(2)	-	-
AssuredUVS expenses	11	-	-
Vertical Markets non-GAAP operating income	$ 7,232	$ 7,508	$ 6,843

Q2'14 GAAP to Non-GAAP Corporate Segment Reconciliation ($K)

	Q2'13	Q1'14	Q2'14
Corporate GAAP sales and marketing expenses from continuing operations	$ 618	$ 558	$ 824
Corporate GAAP contribution margin from continuing operations	$ (618)	$ (558)	$ (824)
Corporate contribution % from continuing operations	*0.0%*	*0.0%*	*0.0%*
Corporate selling and marketing expenses from discontinued operations	-	-	-
Corporate selling and marketing expenses from continuing and discontinued operations	618	558	824
Stock-based compensation	(24)	(24)	(33)
Severance costs	-	(14)	-
Intangible asset impairment	-	-	-
Intangible asset amortization	-	-	-
Corporate non-GAAP sales and marketing expenses	$ 594	$ 520	$ 791
Corporate non-GAAP contribution margin	$ (594)	$ (520)	$ (791)
Corporate GAAP research and development expenses from continuing operations	$ 8,908	$ 9,476	$ 9,340
Research and developement GAAP expenses from discontinued operations	-	-	-
Research and development GAAP expenses from continuing and discontinued operations	$ 8,908	$ 9,476	$ 9,340
Stock-based compensation	(203)	(260)	(347)
Long-term software contract deferred costs	6	-	-
Severance costs	-	(40)	-
Corporate non-GAAP Research and development expenses	$ 8,711	$ 9,176	$ 8,993
Corporate GAAP general and administrative expenses from continuing operations	$ 2,767	$ 2,898	$ 2,851
Corporate GAAP general and administrative expenses from discontinued operations	3	-	-
Corporate GAAP general and administrative expenses from continuing & discontinued ops.	$ 2,770	$ 2,898	$ 2,851
Currency (loss) gain	(18)	73	28
Stock-based compensation	(331)	(182)	(513)
AssuredUVS expenses	(5)	-	-
Restructuring recoveries	-	-	-
Legal fees related to power supply component failure	(1)	-	-
Severance costs	-	(1)	-
Corporate non-GAAP general and administrative expenses	$ 2,415	$ 2,788	$ 2,366
Corporate GAAP operating loss from continuing operations	$ (12,293)	$ (12,932)	$ (13,015)
Corporate GAAP operating loss from discontinued operations	(3)	-	-
Corporate GAAP operating loss from continuing and discontinued operations	$ (12,296)	$ (12,932)	$ (13,015)
Currency loss (gain)	18	(73)	(28)
Stock-based compensation	558	466	893
AssuredUVS expenses	5	-	-
Long-term software contract deferred costs	(6)	-	-
Restructuring recoveries	-	-	-
Legal fees related to power supply component failure	1	-	-
Severance costs	-	55	-
Corporate non-GAAP operating loss	$ (11,720)	$ (12,484)	$ (12,150)

Trailing 12 Months GAAP to Non-GAAP Net Revenue Reconciliation ($K)

	Q3'12 – Q2' 13	Q3'13 - Q2'14
Total GAAP net revenue from continuing operations	$ 187,405	$ 207,831
GAAP revenue from discontinued operations	176	28
Total GAAP net revenue from continuing and discontinued operations	$ 187,581	$ 207,859
AssuredUVS revenue	(176)	(28)
Long-term software contract royalties	3,092	2,084
Total non-GAAP net revenue	$ 190,497	$ 209,915
Server OEM GAAP net revenue from continuing operations	$ 129,414	$ 128,332
Long-term software contract royalties	3,092	2,084
Server OEM non-GAAP net revenue	$ 132,506	$ 130,416
Vertical Markets GAAP net revenue from continuing operations	$ 57,991	$ 79,499
GAAP revenue from discontinued operations	176	28
Vertical Markets GAAP net revenue from continuing and discontinued operations	$ 58,167	$ 79,527
AssuredUVS revenue	(176)	(28)
Vertical Markets non-GAAP net revenue	$ 57,991	$ 79,499